UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 16, 2021

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-221726	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	FDCT	OTC Markets

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

SUBSCRIPTION AGREEMENT

On September 16, 2021, the Registrant entered into a Subscription Agreement with AD Securities America LLC (the “Investor”), pursuant to which the Registrant sold to the Investor 1,000,000 shares of its common stock (the “Shares”) for an aggregate of $100,000 (the “Purchase Price”). The Investor is an independent non-affiliate entity. In accordance with the Subscription Agreement, the Registrant has agreed to include the Shares in its next Form S-1 filing with the SEC for the sale of shares by Selling Shareholders.

The foregoing description of the Agreement, the Registration Rights Agreement and the Subscription Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the documents, which are filed as exhibits to this report and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this report is incorporated by reference into this Item 3.02. The offer and sale of the Shares under the Agreement and the Subscription Agreement were made in reliance on the exemption from registration afforded under Securities and Exchange Act of 1933, as amended by Rule 4(a)(2) and/or Rule 506 of Regulation D promulgated thereunder. Such offer and sale was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by White Lion or the Investor in connection with the offerings.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Subscription Agreement dated September 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

September 20, 2021	By:	/s/ Mitchell Eaglstein
Mitchell Eaglstein, CEO